UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2011
FREIGHTCAR AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51237 (Commission File Number)	25-1837219 (IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(800) 458-2235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events.
FreightCar America, Inc. (the “Company”) has received orders from Norfolk Southern Railway Company (“Norfolk Southern”) for 1,500 coal cars to be manufactured in 2011 and another 1,500 coal cars to be manufactured in 2012. The Company expects to manufacture these coal cars at its Roanoke, Virginia facility. As previously announced in the Company’s February 17, 2011 earnings press release, since the beginning of 2011 the Company has received orders for more than 3,000 new railcars to be manufactured during 2011 and 2012. The orders from Norfolk Southern are included in the figure mentioned in the press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.
Date: February 23, 2011	By:	/s/ Laurence M. Trusdell
		Name:	Laurence M. Trusdell
		Title:	General Counsel and Corporate Secretary

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